UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

Keurig Dr Pepper Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6425 Hall of Fame Lane, Frisco, Texas 75034

(Address of principal executive offices) (Zip Code)

(800) 527-7096

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KDP	The Nasdaq Stock Market LLC

Item 8.01. Other Events

On March 12, 2026, Keurig Dr Pepper Inc. (the “Company”) announced that it has priced the private offerings of an aggregate principal amount of $2.55 billion USD denominated notes (the “USD Notes”) and an aggregate principal amount of €3.0 billion euro denominated notes (the “Euro Notes”, and together with the USD Notes, the “Notes”). The USD Notes consist of $550 million aggregate principal amount of 4.750% notes due 2029, $600 million aggregate principal amount of 5.050% notes due 2031, $700 million aggregate principal amount of 5.700% notes due 2036 and $700 million aggregate principal amount of 6.625% notes due 2056. The Euro Notes consist of €600 million aggregate principal amount of 3.495% notes due 2028, €800 million aggregate principal amount of 3.881% notes due 2030, €800 million aggregate principal amount of 4.224% notes due 2032 and €800 million aggregate principal amount of 4.728% notes due 2035.

The Notes will be issued by Maple Parent Holdings Corp. (the “Issuer”) and initially guaranteed by the Company and the Company’s subsidiaries that guarantee its other senior indebtedness, which guarantees will terminate upon the previously announced separation of the Company’s coffee and beverage businesses (the “Separation”). We expect JDE Peet’s N.V. (“JDE Peet’s”) to guarantee the Notes following the closing of the Company’s previously announced acquisition of JDE Peet’s (the “JDE Peet’s Acquisition”). Following the Separation, the Notes will be guaranteed by the Issuer’s subsidiaries that guarantee its other senior indebtedness.

The offerings of the USD Notes and the Euro Notes are expected to close on March 26, 2026, both subject to customary closing conditions. The offerings are not conditioned on each other. The Company expects to use the net proceeds from the offering and sale of the Notes, together with other financing sources, to fund the JDE Peet’s Acquisition and to pay related fees and expenses in connection with the JDE Peet’s Acquisition and related transactions.

The Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside of the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The offering of the Notes was not, and will not be, registered under the Securities Act or any state securities laws and therefore the Notes may not be offered or resold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Company will use commercially reasonable efforts to file with the Securities and Exchange Commission an exchange registration statement with respect to an exchange offer for the Notes or a shelf registration statement for the resale of the Notes.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

Certain statements in this report may be considered “forward-looking statements,” such as statements relating to the Notes, the JDE Peet’s Acquisition or the Separation. Forward-looking statements include those preceded by, followed by or that include the words “anticipate,” “expect,” “believe,” “could,” “continue,” “ongoing,” “forecast,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words. These forward-looking statements speak only as of the date of this report. Although the Company believes that its assumptions upon which such forward-looking statements are based are reasonable, the Company can give no assurance that these forward-looking statements will prove to be correct. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, (i) risks relating to the completion of the Notes offering, the JDE Peet’s Acquisition and the Separation in the anticipated timeframe or at all, (ii) risks relating to the Company’s incurrence of significant debt or the Company’s entry into other funding alternatives, in each case, to fund the JDE Peet’s Acquisition, including which may result in dilution to the Company’s stockholders or introduce complexity to the Company’s capital structure, (iii) additional risks associated with the JDE Peet’s Acquisition and those geographies where JDE Peet’s currently operates, (iv) the Company’s ability to successfully integrate JDE Peet’s into the Company’s business, or that such integration may be more difficult, time-consuming or costly than expected, (v) constraints on management’s attention to operating and growing the Company’s business during the execution of the JDE Peet’s Acquisition and the Separation, (vi) the potential downgrade of the Company’s credit ratings as a result of debt incurred and/or assumed in connection with the JDE Peet’s Acquisition and the Separation, (vii) the risk that the JDE Peet’s Acquisition and the Separation may incur significant additional costs, (viii) the risk of potential litigation, (ix) negative effects of the announcement and pendency of the JDE Peet’s Acquisition and the Separation on the Company’s share price, (x) the ability to achieve the anticipated strategic and financial benefits from the Separation, and (xi) the other risks and uncertainties discussed in the Company’s press releases and public filings. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.

By:	/s/ Anthony Shoemaker
	Name:	Anthony Shoemaker
	Title:	Chief Legal Officer, General Counsel and Secretary

Date: March 12, 2026